UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2005


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                     000-27969              94-3180138
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(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                     Identification No.)



                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing.

         On February 7, 2005, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended December 31, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
         (c)      Exhibits.

     Exhibit No.                  Description
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        99.1 Press Release dated February 7, 2005 regarding financial information for Immersion for the quarter ended December 31, 2004.

                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMMERSION CORPORATION


Date:  February 7, 2005                      By:  /s/ Victor Viegas
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                                                   Victor Viegas
                                                   President,
                                                   Chief Executive Officer,
                                                   Chief Financial
                                                   Officer, and Director

                             EXHIBIT INDEX



     Exhibit No.                  Description
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        99.1 Press Release dated February 7, 2005 regarding financial information for Immersion for the quarter ended December 31, 2004.